Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
EQUITY

NOTE 11:- EQUITY

Reverse Share Split

On February 5, 2026, the Company announced that it intended to effect the Fifth Reverse Share Split of the Company’s issued and outstanding ordinary shares, which became effective on March 4, 2026. Consequently, all share numbers, share prices, and exercise prices have been retroactively adjusted in these consolidated financial statements for all periods presented.

a.	Changes in share capital:

Issued and outstanding share capital:

Number of ordinary shares
Balance at January 1, 2026	365,444

Shares issued to consultants in respect of exercised Restricted Share Units (“RSUs”) (Note 11d)	48,241

Issuance of share capital – in respect of January 2024 SEPA (Note 11(e))	82,111

Issuance of share in respect of January 2026 financing round (Note 11(f))	85,131

Rounding shares	46

Balance at June 30, 2026	580,973

b.	Rights attached to shares:

Ordinary shares confer voting rights at shareholders’ meetings, rights to dividends and liquidation proceeds, and the right to nominate directors.

c.	Capital management in the Company:

The Company’s capital management objectives are to preserve the Company’s ability to ensure business continuity thereby creating a return for the shareholders, investors and other interested parties. The Company is not under any minimal equity requirements nor is it required to attain a certain level of capital return.

d.	Additional issuance of Ordinary Shares:

On January 7, 2026, the Company issued 32,816 ordinary shares to consultants for services rendered. The shares were granted at a discount rate of 25% to the share price quoted on the date of each grant.

On April 30 and June 23, 2026, the Company issued 7,695 and 7,730 Ordinary Shares, respectively, in respect of fully vested RSUs issued previously.

e.	January 2024 SEPA Agreement

On January 21, 2024, the Company entered into a Standby Equity Purchase Agreement (“SEPA”), as amended on February 26, 2024, with YA II PN, LTD (“YA”), which provided for the sale of the Company’s ordinary shares in the amount of up to $20,000 (the “Advance Shares”). As of December 31, 2025, of the $20,000 eligible to be sold pursuant to the SEPA (the “Commitment Amount”), the Company has sold 30,385 ordinary shares for total proceeds of $6,255. The Advance Shares to be purchased or purchased by YA pursuant to the SEPA are for a share price of 97% of the market price, which is defined as the lowest daily volume weighted average price of the Company’s ordinary shares during the three consecutive trading days commencing on the trading day immediately following the delivery of an advance notice to YA. On January 14, 2026, the Company sold 82,111 additional shares for total proceeds of $832.

f.	January 2026 Financing Round

On January 13, 2026, the Company entered into a securities purchase agreement with certain institutional and accredited investors, providing for the issuance of an aggregate of 85,131 ordinary shares, at a purchase price of $9.00 per share. The offering resulted in gross proceeds of approximately $766. The Company used the net proceeds from the offering for working capital and general corporate purposes, as determined by the Company’s board of directors.

g.	Xylo Transaction

On January 26, 2026, the Company closed acquisition of the complete portfolio of patents, trademarks, know-how, brand names and related intellectual property rights, including unregistered intellectual property rights, owned by Xylo Technologies Ltd. (“Xylo”) for pre-funded warrants to purchase 113,043 ordinary shares, at an exercise price of $0.009 per share to Xylo. As of the date of these financial statements, all of the pre-funded warrants have been exercised, and the Company has issued 113,043 ordinary shares.

h.

CliniQ Transaction

As described above in Note 4, the CliniQ Transaction resulted in an increase to the Company’s shareholders’ equity in the amount of $8,352, of which $6,501 belongs to non-controlling interests.